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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 6, 2007
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                               InterDigital, Inc.
             (Exact name of registrant as specified in its charter)



           Pennsylvania                 1-11152                23-1882087
  (State or other jurisdiction of   (Commission File         (IRS Employer
          incorporation)                Number)            Identification No.)




781 Third Avenue, King of Prussia, Pennsylvania                 19406-1409
     (Address of Principal Executive Offices)                   (Zip Code)


        Registrant's telephone number, including area code: 610-878-7800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 8.01.        Other Events.

On September 6, 2007, InterDigital, Inc. companies InterDigital Technology Corporation, Tantivy Communications, Inc., and IPR Licensing, Inc. (collectively, InterDigital) signed a worldwide, non-transferable, non-exclusive, fixed-fee royalty-bearing patent license agreement with Apple Inc. (Apple). Under the seven-year license agreement, effective June 29, 2007, InterDigital granted a license to Apple under InterDigital's patent portfolio covering the current iPhone(TM) and certain future mobile phones, if any.

The Company will issue updated financial guidance for third quarter 2007 in the near future.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       INTERDIGITAL, INC.


                                       By: /s/ William J. Merritt
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                                           William J. Merritt
                                           President and Chief Executive Officer



Date:    September 7, 2007